UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

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     Date of Report (Date of earliest event reported): December 20, 2005


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                               001-31792               75-3108137
----------------------                 ----------------        --------------
(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
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(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
                            -------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                ----------------
                        (Former name or former address,
                          if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     See disclosure under Item 2.03 of this Current Report, which is incorporated by reference in this Item 1.01.

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     On December 20, 2005, Conseco, Inc. ("Conseco") entered into Amendment No. 1 (the "Amendment") to its Amended and Restated Credit Agreement dated August 15, 2005 (the "Credit Agreement"). Under the Amendment, Conseco borrowed an additional $80 million of incremental term loans and is obligated to repay 0.25% of the additional term loans at the end of each calendar quarter, beginning March 31, 2006. The remaining outstanding principal balance of the additional term loans is due on the earlier of: (i) June 22, 2010; or (ii) the date that is 91 days prior to the first scheduled put or call right under the Permitted Convertible Indebtedness (as such term is defined under the Credit Agreement).

     The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to Amendment No. 1 dated as of December 20, 2005, which is attached hereto as Exhibit 10.1.1.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     10.1.1  Amendment No. 1 to the Amended and Restated Credit Agreement.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSECO, INC.

December 20, 2005
                                           By:  /s/ John R. Kline
                                                ------------------------
                                                John R. Kline
                                                  Senior Vice President and
                                                  Chief Accounting Officer